EXHIBIT 99.1

Bay View Transaction Corporation
Bay View 2003 LJ-1 Owner Trust
For Payment Date: November 26, 2004
For Collection Period: October 2004
For Determination Date: November 15, 2004

A. PRINCIPAL BALANCE RECONCILIATION	A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE

(A) Original Principal Balance	24,300,000.00	62,525,000.00	40,650,000.00	65,812,508.00	7,315	193,287,508.00	193,287,508.00
(B) Beginning Balance	0.00	8,970,665.33	40,650,000.00	65,812,508.00	5,166	115,433,173.33	115,433,173.33
(C) Collections (Regular Payments)	0.00	1,754,777.87	0.00	0.00	N/A	1,754,777.87	1,754,777.87
(D) Withdrawal from Payahead (Principal)	0.00	657.95	0.00	0.00	N/A	657.95	657.95
(E) Collections (Principal Payoffs)	0.00	2,163,883.98	0.00	0.00	106	2,163,883.98	2,163,883.98
(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	138,948.44	0.00	0.00	7	138,948.44	138,948.44
(G) Principal Reductions (Other)(Partial chg-off)	0.00	4,595.69	0.00	0.00	N/A	4,595.69	4,595.69
(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00

(I) Ending Balance	0.00	4,907,801.40	40,650,000.00	65,812,508.00	5,053	111,370,309.40	111,370,309.40

(J) Certificate Factor	0.000000%	7.849343%	100.000000%	100.000000%	69.077239%	57.618990%	57.618990%

Notional Principal Balance: Class I
(K) Beginning							80,658,488.70
(L) Reduction							4,062,863.93
(M) Ending							76,595,624.77

Notional Principal Balance: Companion Component
(N) Beginning							34,774,684.63
(O) Reduction							(0.00)
(P) Ending							34,774,684.63

B. CASH FLOW RECONCILIATION							TOTALS

(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS							4,733,776.48
(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT							7,056.04
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT							0.00
1) allocable to principal							657.95
2) allocable to interest							0.00
(D) ADVANCES							6,359.53
(E) REPURCHASES							0.00
(F) GROSS CHARGE OFF RECOVERIES							34,055.69
(G) SPREAD ACCOUNT WITHDRAWAL							0.00
(H) Policy Draw for “I” Interest							0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal							0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal							0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal							0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal							0.00

TOTAL COLLECTIONS							4,781,905.69

C. TRUSTEE DISTRIBUTION							TOTAL

(A) TOTAL CASH FLOW							4,781,905.69
(B) DEPOSIT TO PAYAHEAD							0.00
(C) Indenture Trustee Fee (not to exceed $20,000)							1,833.33
(D) UNRECOVERED INTEREST ADVANCES							2,079.12
(E) SERVICING FEE (DUE AND UNPAID)							96,194.31
(F) Standby Servicing Fee (not to exceed $50,000)							4,328.74
(G) Owner Trustee Fee (not to exceed $25,000)							0.00
(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							12,783.20
(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							82,316.25
(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							188,662.52
(L) Interest to “I” Certificate Holders, including Overdue							97,462.34
(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							4,062,863.93
(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(Q) Policy Premium and Unreimbursed Draws							32,483.01
(R) Spread Account (up to the Requisite Amount)							0.00
(S) Additional Unpaid Standby Servicing Fee							0.00
(T) Additonal Unpaid Indenture Trustee Fee							0.00
(U) Additional Unpaid Owner Trustee Fee							0.00
(V) Interests Advance Recovery Payments							0.00
(W) EXCESS YIELD							200,898.94

BALANCE							0.00

D. SPREAD ACCOUNT							SPREAD
							ACCOUNT
(A) BEGINNING BALANCE							6,079,644.13
(B) ADDITIONS TO SPREAD AMOUNT							200,898.94
(C) INTEREST EARNED							7,668.71
(D) DRAWS							0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS							N/A
(F) DISTRIBUTION OF FUNDS TO SERVICER							N/A
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER							281,018.89
(H) ENDING BALANCE							6,007,192.89

(I) REQUIRED BALANCE							5,798,625.24

(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER							208,567.65

Bay View Transaction Corporation
Bay View 2003 LJ-1 Owner Trust
For Payment Date: November 26, 2004
For Collection Period: October 2004
For Determination Date: November 15, 2004

E. CURRENT RECEIVABLES DELINQUENCY
		NUMBER	BALANCE
# PAYMENT DELINQUENCY
(A) 31-60		35	714,683.13
(B) 61-90		7	158,617.20

(C) TOTAL		42	873,300.33

(D) 90+ days		6	164,314.26

F. REPOSSESSIONS
(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)		4	82,714.27
(B) AGGREGATE REPOSSESSIONS		107	2,714,546.00
(C) UNLIQUIDATED REPOSSESSIONS		7	178,476.37

G. PAYAHEAD RECONCILIATION

(A) BEGINNING BALANCE			5,199.60
(B) DEPOSIT			0.00
(C) WITHDRAWAL			657.95

(D) ENDING BALANCE			4,541.65

PERFORMANCE TEST
H. DELINQUENCY RATIO (30+)
	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%
(A) CURRENT	873,300.33	111,370,309.40	0.7841%
(B) 1ST PREVIOUS	337,366.07	115,433,173.33	0.2923%
(C) 2ND PREVIOUS	483,948.31	119,719,955.63	0.4042%

(D) THREE MONTH ROLLING AVERAGE	564,871.57	115,507,812.79	0.4935%

I. CUMULATIVE DEFAULT RATE	MONTH	ORIGINAL POOL	Default Rate %
	BALANCE	BALANCE
(A) Defaulted Receivables (Current Period)	236,778.24
(B) Cumulative Defaulted Receivables (Prior Month)	2,947,867.04
(C) Cumulative Defaulted Receivables (Current Month)	3,184,645.28	193,287,508.00	1.65%
	MONTH	ORIGINAL POOL
J. CUMULATIVE NET LOSS RATE	BALANCE	BALANCE	Net Loss Rate %
(A) Collection Period Charge-Off receivables	143,544.13
(B) 50% of Purchase Receivables with scheduled payment delinquent more than 30 days	—
(C) Aggregate Cram Down Losses during period	—
(D) Less: Recoveries (current month)	34,055.69
(E) Prior Period Adjustment	—
(F) Net Losses current period	109,488.44
(G) Prior Period cumulative net losses	1,601,454.43
(H) Cumulative Net Losses (current period)	1,710,942.87	193,287,508.00	0.89%

(I) Total Defaults	236,778.24
(J) 50% of defaulted Receivables ( not included in Collection Period Charge-Off Receivables)	118,389.12

(K) Cumulative net losses including 50% of defaults	1,829,331.99	193,287,508.00	0.95%
K. EXTENSION RATE	MONTH BALANCE	POOL BALANCE	Extension Rate %
(A) Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	331,578.44	111,370,309.40	0.30%

L. LOCKBOX TEST		AMOUNT	NUMBER
(A) Total Payments to Lockbox (Current Month)		2,461,810.91	4,393
(B) Total Payments (Current Month)		4,767,832.17	4,564
(C) Lockbox Payment Percentage			96.25%

M. FINANCIAL COVENANTS
(A) Monthly BVAC capital (at least $50MM)			50,000
(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)			22,014
(C) Monthly BVAC net worth (at least $20MM)			62,694

N. WAC-Weighted Average Coupon			8.6243%
O. WAM-Weighted Average Maturity			61.44

/s/ Angelica Velisano Prepared by: Angelica Velisano Senior Accounting Analyst Bay View Securitization Corp	APPROVED BY:	/s/ Lisa Staab Lisa Staab VP, Controller Bay View Acceptance Corp